                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C. 20549
                           ---------------------


                                  FORM 8-K


                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


       Date of Report (Date of earliest event report): February 28, 1998



               BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST III




                               BANK OF AMERICA, FSB
       -----------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHAPTER)



                                 UNITED STATES
       -----------------------------------------------------------------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)



                                   333-3200
                            ------------------------
                            (COMMISSION FILE NUMBER)


                                  91-0221850
       -----------------------------------------------------------------
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)



                             555 CALIFORNIA STREET
                            SAN FRANCISCO, CA 94104
                                (415) 622-2220
  --------------------------------------------------------------------------
  (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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Item 5. Other Events

       (a)     Monthly Report


The following are filed herewith.  The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.


       EXhibit No.       Description

       20 Monthly Statements mailed to Certificate holders pursuant to the Pooling and Servicing Agreement by and between
                         BankAmerica Housing Services, an
                         unincorporated division of Bank of
                         America, FSB, and The First National
                         Bank of Chicago, as Trustee, dated as of November 30, 1997 (a copy of which agreement was filed by the registrant with the Commission on November 24, 1997 as an exhibit to a report on Form 8-K).



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION

                         BANK OF AMERICA, FSB

                         BY:      /s/  JOHN WHEELER
                            -----------------------------
                                   John W. Wheeler*
                         Dated:    March 17, 1998
                                   San Diego, California


* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.